Fees Summary	Sep. 17, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 1,102.32
Total Fee Amount	1,121.69
Total Transaction Valuation	7,326,517.00
Total Offset Amount	0.00
Net Fee	$ 19.37